                                                                    Exhibit 99

                              NATIONSBANK, N.A.
          MONTHLY SERVICING REPORT -- BOATMEN'S AUTO TRUST 1995-A
                   MARCH 1, 1998 THROUGH MARCH 31, 1998





A. ORIGINAL DEAL PARAMETER INPUTS
---------------------------------
(A) Total Portfolio Balance			                              			$303,441,223.00
(B) Class A-1 Notes
    (i)   Class A-1 Notes Percentage	                              					28.11%
    (ii)  Class A-1 Notes Balance		                         				$85,300,000.00
    (iii) Class A-1 Notes Rate				                                   		5.7725%
(C) Class A-2 Notes
    (i)   Class A-2 Notes Percentage	                              					34.41%
    (ii)  Class A-2 Notes Balance		                        				$104,427,000.00
    (iii) Class A-2 Notes Rate			                                     			5.90%
(D) Class A-3 Notes
    (i)   Class A-3 Notes Percentage		                              				33.47%
    (ii)  Class A-3 Notes Balance			                        			$101,576,574.00
    (iii) Class A-3 Notes Rate		                                     				6.10%
(E) Class B Certificates
    (i)   Class B Certificates Percentage	                          					4.00%
    (ii)  Class B Certificates Balance					                    	$12,137,649.00
    (iii) Class B Certificates Rate				                                		6.35%
(F) Servicing Fee Rate				                                             		1.00%
(G) Weighted Average Coupon (WAC)			                                  			8.51%
(H) Weighted Average Original Maturity (WAOM)			             			54.09 		months
(I) Weighted Average Remaining Maturity (WAM)			             			42.79 		months
(J) Number of Receivables				                                         		32,378
(K) Reserve Account
    (i)   Reserve Account Initial Deposit Percentage			               			2.00%
    (ii)  Reserve Account Initial Deposit			                  			$6,068,825.00
    (iii) Specified Reserve Account Balance
          (K(iii)(c) if 1.25% loss and delinq triggers
           hit - otherwise greater of K(iii)(a or b))
          (a) Percent of Initial Pool Balance		                      				2.00%
          (b) Percent of Remaining Pool Balance		                    				3.25%
          (c) Trigger Percent of Remaining Pool Balance		            				6.00%

B. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS
------------------------------------------------
(A) Total Portfolio Balance				                               		$49,241,075.09
(B) Total Note and Certificate Pool Factor				                     		0.1622755
(C) Class A-1 Notes
    (i)  Class A-1 Notes Balance	                                   					$0.00
    (ii) Class A-1 Notes Pool Factor					                           	0.0000000
(D) Class A-2 Notes
    (i)  Class A-2 Notes Balance		                                   				$0.00
    (ii) Class A-2 Notes Pool Factor		                           				0.0000000
(E) Class A-3 Notes
    (i)  Class A-3 Notes Balance				                          		$37,103,426.09
    (ii) Class A-3 Notes Pool Factor					                           	0.3652754
(F) Class B Certificates
    (i)  Class B Certificates Balance		                     				$12,137,649.00
    (ii) Class B Certificates Pool Factor				                      		1.0000000
(G) Reserve Account Balance		                                				$6,068,824.46
(H) Cumulative Net Losses for All Prior Periods	             					1,813,463.73
(I) Net Loss Ratio for Second Preceding Period			                     			0.71%
(J) Net Loss Ratio for Preceding Period			                           			-0.11%
(K) Delinquency Ratio for Second Preceding Period	                  					0.96%
(L) Delinquency Ratio for Preceding Period		                         				0.89%
(M) Weighted Average Coupon (WAC)			                                  			8.64%
(N) Weighted Average Remaining Maturity (WAM)		             				20.93 		months
(O) Number of Receivables			                                         			10,845

C. INPUTS FROM THE MAINFRAME
----------------------------
(A) Simple Interest Receivables Principal
    (i)   Principal Collections			                            			$4,237,671.27
    (ii)  Not Used		                                                  				0.00
    (iii) Repurchased Loan Proceeds Related to Principal					            	0.00
    (iv) Other Refunds Related to Principal			                         			0.00
(B) Simple Interest Receivables Interest
    (i)   Interest Collections			                                			351,408.71
    (ii)  Repurchased Loan Proceeds Related to Interest					             	0.00
(C) Weighted Average Coupon (WAC)		                                  				8.65%
(D) Weighted Average Remaining Maturity (WAM)				             		20.18 		months
(E) Remaining Number of Receivables						                               10,237
(F) Delinquent Receivables
		                                		Dollar Amount 		       # Units
                                    -------------          -------
    (i)  30-59 Days Delinquent		        1,031,641   	2.30%	    208 		    2.03%
    (ii)  60-89 Days Delinquent			       	182,620 	  0.41%	     46 	    	0.45%
    (iii) 90 Days or More Delinquent  				122,733 	  0.27%	     25     		0.24%

(G) Repossessions
                                				Dollar Amount 		       # Units
                                    -------------          -------
                                      				171,938   	0.38%	     26 		    0.25%


D. INPUTS DERIVED FROM OTHER SOURCES
------------------------------------

(A) Reserve Account Investment Income 	                        					$28,395.29
(B) Aggregate Net Losses before Liquidation Proceeds
      and Recoveries for Collection Period	                    					115,334.45
(C) Liquidated Receivables Information
    (i)   Not Used		                                                  				0.00
    (ii)  Not Used				                                                  		0.00
    (iii) Recoveries on Previously Liquidated Contracts					        	11,168.73
(D) Aggregate Net Losses for Collection Period					                	104,165.72
(E) Actual Number of Days in Interest Period			                          			30

I. COLLECTIONS
--------------
Interest:
(A) Interest Collections			                                     			$351,408.71
(B) Not Used		                                                        				0.00
(C) Repurchased Loan Proceeds Related to Interest				                   		0.00
(D) Recoveries from Prior Month Charge Offs			                    			11,168.73
(E) Investment Earnings from the Reserve Account               						28,395.29
(F) Total Interest Collections		                                				390,972.73

Principal:
(G) Principal Payments Received				                            		$4,237,671.27
(H) Not Used                                                        						0.00
(I) Repurchased Loan Proceeds Related to Principal				                  		0.00
(J) Other Refunds Related to Principal		                              				0.00
(K) Total Principal Collections			                             			4,237,671.27

(L) Total Collections                                      						$4,628,644.00


II. DISTRIBUTIONS					                                        			Per $1,000 of
-----------------                                    					 			Original Balance
                                                              ----------------
(A) Total Interest Collections					               	$390,972.73
(B) Servicing Fee 				                            		$41,034.23          		0.14

Interest						                                                 		Per $1,000 of
(C) Class A-1 Notes Monthly Interest							                  	Original Balance
                                                              ----------------
    (i)   Class A-1 Notes Monthly Interest Due			     			$0.00             		0
    (ii)  Class A-1 Notes Monthly Interest Paid
            (after reserve fund draw)		               				0.00             		0
                                                   -----------
    (iii) Class A-1 Notes Monthly Interest Shortfall
            (after reserve fund draw)	              					$0.00             		0
(D) Class A-2 Notes Monthly Interest
    (i)   Class A-2 Notes Monthly Interest Due			     			$0.00             		0
    (ii)  Class A-2 Notes Monthly Interest Paid
            (after reserve fund draw)		               				0.00             		0
                                                   -----------
    (iii) Class A-2 Notes Monthly Interest Shortfall
            (after reserve fund draw)	              					$0.00             		0
(E) Class A-3 Notes Monthly Interest
    (i)   Class A-3 Notes Monthly Interest Due			 	$188,609.08   		1.856816736
    (ii)  Class A-3 Notes Monthly Interest Paid
            (after reserve fund draw)		         				188,609.08   		1.856816736
                                                   -----------
    (iii) Class A-3 Notes Monthly Interest Shortfall
            (after reserve fund draw)	              					$0.00             		0
(F) Class B Certificates Monthly Interest
    (i)   Class B Certificates Monthly Interest Due	$64,228.39   		5.291666667
    (ii)  Class B Certificates Monthly Interest Paid
            (after reserve fund draw)	          					64,228.39   		5.291666667
                                                   -----------
    (iii) Class B Certificates Monthly Interest
            Shortfall (after reserve fund draw)		    				$0.00 	            	0
(G) Total Note and Certificate Interest Paid
       (after reserve fund draw)		             				$252,837.47
(H) Excess Interest			                           			$97,101.03

Principal
(I) Total Principal Collections			            			$4,237,671.27
(J) Draw on Reserve Fund for realized losses 				  	115,334.45
(K) Total Amount Available for Principal
      Distribution 					                        	$4,353,005.72 		Per $1,000 of
(L) Class A-1 Notes Monthly Principal							                 	Original Balance
                                                              ----------------
    (i)   Class A-1 Notes Monthly Principal Due				     		0.00 	            	0
    (ii)  Class A-1 Notes Monthly Principal Paid
            (after reserve fund draw)		               				0.00             		0
                                                 -------------
    (iii) Class A-1 Notes Monthly Principal
            Shortfall (after reserve fund draw)      					0.00 	            	0
(M) Class A-2 Notes Monthly Principal
    (i)   Class A-2 Notes Monthly Principal Due	     					0.00             		0
    (ii)  Class A-2 Notes Monthly Principal Paid
            (after reserve fund draw)		               				0.00             		0
                                                  ------------
    (iii) Class A-2 Notes Monthly Principal Shortfall
            (after reserve fund draw)               						0.00             		0
(N) Class A-3 Notes Monthly Principal
    (i)   Class A-3 Notes Monthly Principal Due			4,353,005.72 	  	42.85442547
    (ii)  Class A-3 Notes Monthly Principal Paid
            (after reserve fund draw)		       				4,353,005.72   		42.85442547
                                                  ------------
    (iii) Class A-3 Notes Monthly Principal
            Shortfall (after reserve fund draw)     						0.00 	            	0
(O) Class B Certificates Monthly Principal
    (i)   Class B Certificates Monthly Principal Due						0.00             		0
    (ii)  Class B Certificates Monthly Principal Paid
            (after reserve fund draw)	               					0.00             		0
                                                  ------------
    (iii) Class B Certificates Monthly Principal
            Shortfall (after reserve fund draw)		     				0.00 	            	0
(P) Total Note and Certificate Principal Paid					4,353,005.72
(Q) Total Distributions	                     					4,646,877.42
(R) Excess Servicing Releases from Reserve
      Account to Servicer				                           		0.00
(S) Amount of Draw from Reserve Account				       		115,334.45
(T) Draw from Reserve Account plus Total
      Available Amount					                      	4,743,978.45

III. POOL BALANCES AND PORTFOLIO INFORMATION
--------------------------------------------				   Beginning		          End
                                               				of Period		     of Period
                                               --------------   --------------
(A) Balances and Principal Factors
    (i)    Total Portfolio Balance			         	$49,241,075.09 		$44,888,069.37
    (ii)   Total Note  and  Certificate Pool Factor	0.1622755      		0.1479300
    (iii)  Class A-1 Notes Balance	                   			0.00 	          	0.00
    (iv)   Class A-1 Notes Pool Factor	          			0.0000000 	     	0.0000000
    (v)    Class A-2 Notes Balance		                   		0.00 	          	0.00
    (vi)   Class A-2 Notes Pool Factor	          			0.0000000      		0.0000000
    (vii)  Class A-3 Notes Balance          				37,103,426.09 	 	32,750,420.37
    (viii) Class A-3 Notes Pool Factor          				0.3652754 	     	0.3224210
    (ix)   Class B Certificates Balance			     	12,137,649.00  		12,137,649.00
    (x)    Class B Certificate Pool Factor		      		1.0000000 	     	1.0000000
(B) Portfolio Information
    (i)   Weighted Average Coupon (WAC)		             		8.64%          		8.65%
    (ii)  Weighted Average Remaining
            Maturity (WAM) 			                 	20.93 	months	  20.18 		months
    (iii) Remaining Number of Receivables	          			10,845         		10,237
    (iv)  Portfolio Receivable Balance		     		$49,241,075.09 		$44,888,069.37

IV. RECONCILIATION OF RESERVE ACCOUNT
-------------------------------------

(A) Beginning Reserve Account Balance							                    	$6,068,824.46
(B) Draw for Realized losses					                                			115,334.45
(C) Draw for Servicing Fee			                                        					0.00
(D) Draw for Class A-1 Notes Interest Amount							                      	0.00
(E) Draw for Class A-2 Notes Interest Amount							                      	0.00
(F) Draw for Class A-3 Notes Interest Amount							                      	0.00
(G) Draw for Class B Certificates Interest Amount							                 	0.00
(H) Total Draw for Losses, Servicing, Notes and Certificates								115,334.45
(I) Excess Interest			                                          					97,101.03
(J) Reserve Account Balance Prior to Release							              	6,050,591.04

(K) Reserve Account Required Amount							                       	6,068,824.46

(L) Final Reserve Account Required Amount							                 	6,068,824.46

(M) Reserve Account Release to Servicer			                           					0.00

(N) Ending Reserve Account Balance							                        	6,050,591.04

V. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
--------------------------------------------

(A) Aggregate Net Losses before Liquidation Proceeds
      and Recoveries for Collection Period	                 							$115,334.45
(B) Liquidated Contracts
    (i)   Not Used			                                                					0.00
    (ii)  Not Used						                                                		0.00
    (iii) Recoveries on Previously Liquidated Contracts					      			11,168.73
(C) Aggregate Net Losses for Collection Period							              	104,165.72
(D) Net Loss Ratio for Collection Period (annualized)						            		2.66%
(E) Cumulative Net Losses for all Periods							                 	1,917,629.45
(F) Delinquent Receivables
                                				Dollar Amount 		      # Units
                                    -------------         -------
    (i)  30-59 Days Delinquent			      	1,031,641 	  2.30%   	208      		2.03%
    (ii)  60-89 Days Delinquent				       182,620 	  0.41%	    46      		0.45%
    (iii) 90 Days or More Delinquent			  	122,733 	  0.27%	    25      		0.24%

(G) Repossessions
                                				Dollar Amount 		      # Units
                                    -------------         -------
                                      				171,938   	0.38%	    26      		0.25%

VI. TESTS FOR INCREASE IN SPECIFIED RESERVE ACCOUNT BALANCE
-----------------------------------------------------------

(A) Ratio of Net Losses to the Average Pool Balance
    (i) Second Preceding Collection Period						                       		0.71%
    (ii) Preceding Collection Period					                            			-0.11%
    (iii) Current Collection Period							                              	2.66%
    (iv) Three Month Average (Avg(i,ii,iii))					                     			1.09%

(B) Ratio of Balance of Contracts Delinquent 60 Days or
     More to the Outstanding Balance of Receivables.
    (i) Second Preceding Collection Period							                       	0.96%
    (ii) Preceding Collection Period				                             				0.89%
    (iii) Current Collection Period			                              					0.68%
    (iv) Three Month Average (Avg(i,ii,iii))							                     	0.84%

(C) Loss and Delinquency Trigger Indicator							         	Trigger was not hit







The undersigned officers of NationsBank, N.A., as servicer, pursuant to the
Sale and Servicing Agreement	hereby certify to the best of their knowledge and
belief that the above information is true and correct.





/s/ Carolyn G. Moore		          			/s/ Leslie J. Fitzpatrick
--------------------              -------------------------
Carolyn G. Moore				             	Leslie J. Fitzpatrick
Vice President 				              	Senior Vice President

